SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): January 31, 2001

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



         Delaware                        1-11166                 13-3623351
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                          1290 Avenue of the Americas
                            New York, New York 10104
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                    (Address of principal executive offices)


                                 (212) 554-1234
                           --------------------------
                         (Registrant's telephone number)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

                  99 Press release, dated January 31, 2001, announcing a fourth quarter non-recurring net gain of $1.74 billion and completion of the sale of shares of Credit Suisse Group.

ITEM 9.  REGULATION FD DISCLOSURE

     On January 31, 2001 the registrant issued a press release announcing a fourth quarter non-recurring net gain of $1.74 billion and completion of the sale of shares of Credit Suisse Group.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXA FINANCIAL, INC.


Date:  January 31, 2001                 By: /s/ Kevin R. Byrne
                                        ---------------------------
                                        Name: Kevin R. Byrne
                                        Title: Senior Vice President
                                        and Treasurer
                                        (Duly Authorized Officer)










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                                  Exhibit Index

Exhibit                               Exhibit
Number                              Description
------                              -----------

99 Press release dated January 31, 2001 announcing a fourth quarter non-recurring net gain of $1.74 billion and completion of the sale of shares of Credit Suisse Group.






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